SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 10, 2000


              TRUST CREATED BY PNC MORTGAGE ACCEPTANCE CORPORATION
                     (under a Pooling & Servicing Agreement
                  dated as of December 1, 2000, which Trust is
                the issuer of Commercial Mortgage Pass-Through
                         Certificates, Series 1999-CM1)
            (Exact name of Registrant as specified in its Charter)





     New York                     333-60749-03                   APPLIED FOR
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

Norwest Bank Minnesota, N.A., Trustee,
Corporate Trust Department
3 New York Plaza, 15th Floor
New York, NY
                                                                    10004
Attention:  Asset-Backed Securities Trust Services                (Zip Code)
            CMAC Series 1999-C1
(Address of principal executive office)

Registrant's telephone number, including area code:   (212) 515-5254


                         The Exhibit Index is on page 2.





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ITEM 5.     OTHER EVENTS

      Attached hereto is a copy of the April 10, 2000, Monthly Remittance Statement provided to the Certificateholders by the Trustee.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

    Monthly Remittance Statement to the Certificateholders dated as of April 10, 2000.

    Loan data files as of the April 2000 Determination Date

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             MIDLAND LOAN SERVICES, INC., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling & Servicing Agreement dated as of December 1, 1999

                             By:   Midland Loan Services,  Inc.,




                              /s/ Lawrence D. Ashley

                              By: Lawrence D. Ashley
                              Title: Senior Vice President

Date: April 10, 2000


                                  EXHIBIT INDEX

                                                                   Sequential
Document                                                           Page Number

Monthly Remittance Statement to the Certificateholders                   3
dated as of April 10, 2000

Loan data file as of the April 2000 Determination Date                  28


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